EXHIBIT 10.2
FIRST AMENDMENT to THE
FIRST GUARANTY BANCSHARES, INC.
FLOATING RATE SUBORDINATED NOTE DUE MARCH 28, 2034

This FIRST Amendment to THE FIRST GUARANTY BANCSHARES, INC. FLOATING RATE SUBORDINATED NOTE DUE mARCH 28, 2034 (this “Amendment”) is made and entered into in respect of that certain First Guaranty Bancshares, Inc. Floating Rate Subordinated Note due March 28, 2034 (the “Subordinated Note”), issued by First Guaranty Bancshares, Inc. (“Company”) to and currently held by Smith & Tate, Investments, L.L.C. (the “Noteholder”). All capitalized terms used, but not otherwise defined herein, will have the meanings given to them in the Subordinated Note.

WHEREAS, Section 8.3 of that certain Subordinated Note Purchase Agreement, dated as of March 28, 2024 (the “NPA”), by and between the Company and the Noteholder, provides the manner in which the Subordinated Note may be amended by the Company and the holders of the Subordinated Notes; and

WHEREAS, the Company and the Noteholder have agreed to certain amendments and modifications to the Subordinated Note.

NOW, THEREFORE, in consideration of the foregoing, and the other promises, covenants and agreements set forth in this Amendment, the parties agree as follows:

1.Amendments to Subordinated Note.

a.Section 2 of the Subordinated Note is hereby amended by deleting the phrase “payable monthly in arrears on the first day of each month of each year” and replacing with “payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, an “Interest Payment Date”).”

b.Section 11 of the Subordinated Note is hereby amended by adding the following sentences at the end of Section 11:

“Notwithstanding the foregoing, beginning on the June 30, 2025, Interest Payment Date and ending on the March 31, 2026, Interest Payment Date (the “Modified Payment Period”), payments of interest shall, at the Company’s option, be made either (a) in cash as provided in the Subordinated Note, or (b) in shares of common stock of the Company, $1.00 par value (the “Common Stock”), with the number of shares of Common Stock to constitute each such interest payment equaling (i) the cash payment due as of such Interest Payment Date based on the then-applicable interest rate as provided in the Subordinated Note; divided by (ii) the consolidated closing bid price per share on the trading day immediately preceding the Interest Payment Date. The Common Stock will be issued to the Noteholder’s designee. The number of shares of Common Stock will be rounded down to the nearest whole share.”

c.Section 12 of the Subordinated Note is amended solely for the purpose of adding the following clause to the beginning of the first sentence of Section 12: “Except for payments of interest payable in Common Stock during the Modified Payment Period as specified in Section 11 of this Subordinated Note,”.

2. Effect of Amendment. Except as provided herein, all terms and conditions of the Subordinated Note will remain in full force and effect. This Amendment will not constitute an amendment or waiver of any provision of the Subordinated Note not expressly amended by this Amendment.

3. Multiple Counterparts. For the convenience of the parties, this Amendment may be signed in multiple counterparts, each of which will be deemed an original, and all counterparts hereof so signed by the parties hereto, whether or not such counterpart will bear the execution of each of the parties hereto, will be deemed to be, and is to be construed as, one and the same Amendment. A facsimile or electronic scan in a “.pdf” format transmission of a signed counterpart of this Amendment will be sufficient to bind the party or parties whose signature(s) appear thereon.

4. Effectiveness. This Amendment will become effective upon the execution hereof by the Company and the Noteholder.

5. Miscellaneous. This Amendment will be binding upon and will inure to the benefit of the parties hereto, their respective legal representatives, successors in title, and assigns. In the event any provision of this Amendment is held to be invalid or unenforceable, such invalidity or unenforceability will not affect the validity or enforceability of any other provision hereof.

[Signature Page Follows]

[Signature Page to Amendment]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date first above written.
FIRST GUARANTY BANCSHARES, INC.

By: /s/ Michael R. Mineer
Michael R. Mineer
President and Chief Executive Officer

IN WITNESS WHEREOF, the undersigned Noteholder has caused this Amendment to be executed as of the date first above written.

/s/ Edgar R. Smith, III
Edgar Ray Smith III